                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                DECEMBER 27, 2005


                          BLACK WARRIOR WIRELINE CORP.
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             (Exact name of registrant as specified in its charter)


DELAWARE                                  0-18754                11-2904094
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


                 100 ROSECREST LANE, COLUMBUS, MISSISSIPPI 39701
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (662) 329-1047


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.        OTHER EVENTS

         On December 27, 2005, the Company issued a press release announcing that its previously announced one for ten reverse stock split is effective on Tuesday, December 27, 2005. The text of the press release is attached as an exhibit to this Current Report.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

       (a)        Financial statements of business acquired.
                        Not applicable

       (b)        Pro forma financial information
                        Not applicable

       (c)        Exhibits:

                  99.1    Press Release dated December 27, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BLACK WARRIOR WIRELINE CORP.





Dated:  December 27, 2005                  By: /s/ William L. Jenkins
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                                               William L. Jenkins, President